                                                  Exhibit 23.1
                           Consent of Independent Registered Public Accounting Firm

                                                                                                   EXHIBIT 23.1

                            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the incorporation by reference in this Registration Statement of The Phoenix Companies,
Inc. on Form S-8 of our report dated March 9, 2004, appearing in and incorporated by reference in the Annual
Report on Form 10-K of the Phoenix Companies, Inc. for the year ended December 31, 2003.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
February 3, 2005